SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 19, 2004

ELECTRONICS BOUTIQUE HOLDINGS CORP.
(Exact Name of registrant as specified in charter)

Delaware	000-24603	51-0379406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

931 South Matlack Street, West Chester, PA		19382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 430-8100

Not Applicable
(Former name or former address, if changed since last report.)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	c)	Exhibits

Furnished herewith is the following:

Exhibit 99.1 Press Release dated August 19, 2004

ITEM 12.	Results of Operations and Financial Condition.

On August 19, 2004, Electronics Boutique Holdings Corp. issued a press release announcing its financial results for its fiscal second quarter ended July 31, 2004.  A copy of Electronics Boutique’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics Boutique Holdings Corp.

	By:	/s/ James A. Smith
	Name:	James A. Smith
	Title:	Senior Vice President and Chief Financial Officer

Date August 20, 2004

EXHIBIT INDEX

99.1         Press Release, dated August 19, 2004.